UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 3, 2008
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Suite 123,
Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 448-9700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 3, 2008, Xenonics Holdings, Inc. issued a press release describing its revenues for the fiscal year ended September 30, 2008. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Xenonics Holdings, Inc. under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1 — Xenonics Holdings, Inc. Press Release dated November 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.
November 4, 2008	By:	/s/ Richard S. Kay
		Name:	Richard S. Kay
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Xenonics Holdings, Inc. Press Release dated November 3, 2008